ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Payroll payable	¥ 80,158	$ 11,622	¥ 69,202
Tax payable	32,836	4,761	20,091
Accrued expenses	24,349	3,530	17,261
Deposits	2,204	320	1,985
Others	5,170	749	7,356
Total	¥ 144,717	$ 20,982	¥ 115,895